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                              Janus Investment Fund

                          Perkins Small Cap Value Fund

                                 Investor Shares
                              Institutional Shares

                         Supplement dated March 13, 2009
                       to Currently Effective Prospectuses

Effective March 13, 2009, Perkins Small Cap Value Fund -- Investor Shares will reopen to new investors. Perkins Small Cap Value Fund -- Institutional Shares remains closed to new investors.

In addition, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Perkins Small Cap Value Fund:

     PERKINS SMALL CAP VALUE FUND

     Co-Portfolio Managers Robert H. Perkins, Todd H. Perkins, and Justin Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

     ROBERT H. PERKINS is Co-Portfolio Manager of Perkins Small Cap Value Fund, which he has co-managed since March 2009. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.

     TODD H. PERKINS is Co-Portfolio Manager of Perkins Small Cap Value Fund, which he has co-managed since March 2009. He is also Portfolio Manager of other Janus accounts. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.

     JUSTIN TUGMAN, CFA, is Co-Portfolio Manager of Perkins Small Cap Value Fund, which he has co-managed since March 2009. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master's degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.

                Please retain this Supplement with your records.